UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2012

THE PMI GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13664	94-3199675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PMI Plaza, 3003 Oak Road, Walnut Creek, California 94597-2098

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (925) 658-7878

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On January 20, 2012, The PMI Group, Inc. (the “Registrant”), filed its monthly operating report for the period from November 23, 2011 through December 31, 2011 (the “December Monthly Operating Report”) with the United States Bankruptcy Court for the District of Delaware.

The December Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Before reading the December Monthly Operating Report, we strongly urge you to read the Summary Cautionary Statement Regarding the December Monthly Operating Report below.

Cautionary Statements Regarding Financial and Operating Data

The Registrant cautions investors and potential investors not to place undue reliance upon the information contained in the December Monthly Operating Report, as it was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of any of the Debtors, or any other affiliate of the Registrant. The December Monthly Operating Report was not prepared in accordance with U.S. generally accepted accounting principles, was not audited or reviewed by independent accountants, will not be subject to audit or review by the Registrant’s external auditors at any time in the future, is in a format consistent with applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurances that, from the perspective of an investor or potential investor in the Registrant’s securities, the December Monthly Operating Report is accurate or complete. The December Monthly Operating Report contains a further description of limitations on the information contained therein. The December Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Registrant’s reports pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”), and such information might not be indicative of the Registrant’s financial condition or operating results for the period that would be reflected in the Registrant’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the December Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 hereto may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Registrant’s financial condition, results of operations, and business that is not historical information. As a general matter, forward-looking statements are those focused upon future or anticipated events or trends and expectations and beliefs relating to matters that are not historical in nature. The words “believe,” “expect,” “plan,” “intend,” “estimate,” or “anticipate” and similar expressions, as well as future or conditional verbs such as “will,” “should,” “would,” and “could,” often identify forward-looking statements. The Registrant believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain, and the Registrant may not realize its expectations and its beliefs may not prove correct. The Registrant undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. The Registrant’s actual results and future financial condition may differ materially from those described or implied by any such forward-looking statements as a result of many factors that may be outside the Registrant’s control. Such factors include, without limitation: (i) the ability of the Registrant to develop, prosecute, confirm, and consummate any plan of reorganization or liquidation with respect to the Chapter 11 Proceeding; (ii) the Registrant’s ability to obtain court approval with respect to motions in the Chapter 11 Proceeding; (iii) risks associated with third parties seeking and obtaining court approval for the appointment of a Chapter 11 trustee; and (iv) the potential adverse impact of the Chapter 11 Proceeding on the Registrant’s liquidity or results of operations. This list is not intended to be exhaustive.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Debtor’s Summary Consolidated Standard Monthly Operating Report for the period from November 23, 2011 to December 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2012	The PMI Group, Inc. (Registrant)

	By:	/s/ L. Stephen Smith
L. Stephen Smith
Chief Executive Officer